Exhibit 99.3

EVERSOURCE ENERGY

2018 Year-End Results Investor Call

February 21, 2019

Safe Harbor Statement

All per share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our fourth quarter and full year 2018 and 2017 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our transmission and distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology related to our current or future business model; increased conservation measures of customers and development of alternative energy sources; contamination of, or disruption in, our water supplies; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Agenda



Jim Judge

Chairman, President & CEO

- 2018 Successes
- Shareholder Value
- Clean Energy Leadership



Phil Lembo

Executive Vice President and CFO

- 2018 Performance
- Regulatory Update
- 2019 Outlook
- Long-Term Forecast & Growth Rate

Jim Judge

Chairman, President & Chief Executive Officer

2018 Successes

Resolution of multi-year CT distribution rate reviews

Excellent reliability and safety performance

Completion of PSNH generation divestiture, MA solar build-out

Approval of MA grid modernization investments

Strong recognition of Eversource industry-leading ESG initiatives

Strong total returns for Eversource shareholders in a difficult equity market

Very strong credit ratings and profile

Eversource's Total Return Has Outperformed in Both the Short and Long Term

Total Shareholder Return	2018	3-Year	5-Year	10-Year
Eversource	**6.4%**	**40.1%**	**80.4%**	**279.4%**
EEI Index	3.7%	36.0%	68.5%	176.4%
S&P 500	-4.4%	30.4%	50.3%	243.0%

Dividend Growth Continues to Outperform Peers



Annualized Dividend
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.57
$1.67
$1.78
$1.90
$2.02
$2.14
$0.10
+$0.10
+$0.11
+$0.12
+$0.12
+$0.12
5% - 7%
2014
2015
2016
2017
2018
2019

Payout Ratios:	59%	59%	60%	61%	62%

Strong Long-Term Earnings Growth Expected to Continue



6.1% EPS 6-Year Growth Rate
5% - 7% Growth off 2018 Base
$2.28
$2.53
$2.65
$2.81
$2.96
$3.11
$3.25
$3.40 to $3.50
2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E

*Excludes merger and integration costs

Creating the Leading Offshore Wind Platform in the Northeast


Massachusetts
Rhode Island
Connecticut
New York
Revolution Wind
South Fork Wind Farm
Lease Area
Bay State Wind
Development projects
Projects with revenue contracts secured/soon to be secured

- ✓ Acquired 50% of Ørsted's Deepwater Wind Northeast portfolio on February 8th
- ✓ 4,000 MW of development potential with Bay State Wind
- ✓ 830 MW of awarded PPA at prices that exceed recent Massachusetts award
- ✓ Lower development costs – reduced water depth and distance to shore

Phil Lembo
Executive Vice President & Chief Financial Officer

2018 vs. 2017 Financial Results

	Q4 2018	Q4 2017	Change	Full Year 2018	Full Year 2017	Change
Electric Distribution	$0.24	$0.33	($0.09)	$1.44	$1.57	($0.13)
Electric Transmission	$0.31	$0.32	($0.01)	$1.34	$1.23	$0.11
Natural Gas Distribution	$0.14	$0.08	$0.06	$0.29	$0.23	$0.06
Water Distribution	$0.01	$0.00	$0.01	$0.10	$0.00	$0.10
Parent & Other	$0.03	$0.02	$0.01	$0.08	$0.08	$0.00
Reported EPS (GAAP)	$0.73	$0.75	$0.02	$3.25	$3.11	$0.14

2018 Distribution Rate Decisions

CL&P Rate Settlement

- Effective Date: 5/1/18
- Authorized ROE: 9.25%
- Term: 3 years
- Base rate increases of $64.3 million on 5/1/18, $31.1 million on 5/1/19 and $29.2 million on 5/1/20
- Tracking mechanism for capex over $270 million

Yankee Gas Rate Settlement

- Effective date: 11/15/18
- Authorized ROE: 9.3% (previous 8.83%)
- Step rate increases in 2020 and 2021
- Revenue decoupling
- Tracking mechanism for aging infrastructure replacements and for capex over $150 million

Aquarion MA Rate Order

- Effective date: 11/1/18
- Provides additional revenue of $2 million
- Authorized ROE: 10.5%
- New tracker for certain capital investments

FERC Transmission ROE Update

- Order issued: 10/16/18
- Current base: 10.57%; Cap: 11.74%
- Illustrative base: 10.41%; Cap: 13.08%
- New methodology that averages DCF, CAPM, risk premium, expected earnings
- Provides path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs
- Initial briefs filed 1/11/19 with reply briefs due in March 2019
- Likely to mitigate future FERC Section 206 complaint filings

Expected to provide more stability and predictability for transmission ROEs

2019 Guidance

EPS Range $3.40 - $3.50

Key Drivers Compared to 2018 Results

Increases:

- Distribution rate increases
- Transmission rate base growth
- Lower non-tracked O&M
- Growth in distribution capital tracking programs

Decreases:

- Higher depreciation and property taxes
- Higher interest expense

Projected Capital Expenditures For Core Businesses



$12.75 Billion 2019-2023
$ in Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,168
$138
$271
$903
$856
$2,472
$152
$14
$335
$1,082
$889
$2,830
$185
$102
$404
$1,145
$994
$2,971
$199
$109
$459
$1,217
$987
$2,599
$137
$112
$473
$1,131
$746
$2,401
$131
$126
$439
$1,132
$573
$2,435
$128
$133
$483
$1,143
$548
$2,346
$127
$143
$476
$1,109
$491
2016A
2017A
2018A
2019E
2020E
2021E
2022E
2023E
Transmission
Electric Distribution and MA Solar
Gas Distribution
Water
IT and Facilities

Nearly $1.5 Billion Increase in 2019-2021 Core Business Capex Since February 2018 Plan



$ in Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Up $558 million
Up $593 million
Up $177 million
Up $12 million
Up $120 million
$1,748
$2,306
$2,887
$3,480
$1,194
$1,371
$335
$347
$347
$467
Electric Transmission
Electric Distribution
Natural Gas Distribution
Water
IT and Facilities
Feb. 2018 Plan
Feb. 2019 Plan

Rate Base by Core Business – Current and Future


6.7% CAGR
$16.6 billion
5%
10%
48%
37%
2017 Year-End Rate Base
$24.5 billion
5%
15%
46%
34%
Projected 2023 Year-End Rate Base
Transmission, ex NPT
Electric Distribution & MA Solar
Natural Gas Distribution
Water

Note: Excludes NPT and rate base investments through equity interest: (e.g. Bay State Wind)

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solution

- 28 upgrades including seven new transmission lines, new substations and substation expansion projects
- 16 projects in service; 9 under construction; 1 expected to enter construction in Q2 2019
- Approval of remaining 2 projects expected Q1 2019
- Projected completion: 2021 (all but three by end of 2019)
- Total projected investment: $560 million
- Investment through December 31: $357.3 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- 23 of 27 projects now in service
- Four projects under construction
- Projected completion: 2019
- Total projected investment: $350 million
- Investment through December 31: $232 million

Greenwich Substation Project

- CT Siting Council approved new project design in November 2017
- Town appealed siting decision in December 2017
- Working with town on development and management plan during appeal process
- Projected completion: 2020
- Total projected ES investment: $89 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury, NH
- NHSEC order approving project issued 1/31/19
- Projected completion: December 2019
- Total projected investment: $84 million
- Investment through December 31: $31.2 million

Projected Investment in Pipe Replacements 2016-2023 All With Timely Cost Recovery

Consistent with our sustainability strategy, we replaced 59 miles of cast iron and steel pipe with safer, more durable plastic in 2018.



$ in Millions
$117
$59
$58
$115
$67
$48
$117
$79
$38
$162
$93
$69
$179
$104
$75
$199
$114
$85
$216
$117
$99
$228
$120
$108
2016A
2017A
2018A
2019E
2020E
2021E
2022E
2023E
CT Accelerated Replacement Program
MA Gas System Enhancement Program

EVERSOURCE ENERGY

Incremental Investments Expected to Grow Aquarion Rate Base Nearly 3 Times Faster Than Before Eversource Acquisition


Year- End Rate Base $ in Millions
10% Overall Growth Over 3 Years
58% Overall Growth Over 6 Years
$690
$710
$740
$760
$820
$890
$950
$1,030
$1,110
$1,200
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E
2023E

Aquarion Water's $200 Million Plan to Improve SW CT Supplies

Transmission Main Improvements

- Phase 1 – Water mains complete $10 million
- Phase 2 – Stamford mains projected $14 million
  - Project completion 2019
- Phase 3 – Partial parallel SWRP projected $56 million
  - Design – 2019 to 2020
  - Execution – 2020 to 2023
- Phase 4 – Hemlocks pump station and main projected $100 million
  - Design – 2021 to 2022
  - Execution – 2023 to 2026
- Total program estimated at $180 million

Pumping & Storage Improvements

- $20 million for Anderson Road pump station, Westport tank improvements and Havemeyer pump station

Supply Improvements

- Cannondale Well Diversion Permit Application filed with DEEP (Additional 1 MGD)
- Cannondale treatment facility projected $3 million



Monroe
Ridgefield
Redding
Trumbull
Easton
Wilton
Weston
Hemlocks Reservoir
Bridgeport
Hemlocks WTP
New Canaan
Belden Tanks
Laurel Reservoir
Bargh Reservoir
Wilton Road Pump Station
Stamford WTP
North Stamford Reservoir
Westport
Norwalk
Wire Mill Well
Stamford
Darien
Southwest Regional Pipeline
Putnam WTP
Mianus WTP
Rewak Well
Greenwich
Norwalk Interconnection

What Would be Additive to the Cap Ex Forecast?

- Grid modernization at CL&P, PSNH
- AMI
- Northern Pass
- New off-shore wind RFP success

NSTAR Electric Clean Energy and Grid Modernization Initiatives



Solar:

- Completed construction on 62 MW; total cost to be approximately $170 million
- 17 of 19 sites now in service



Storage:

- Planning and permitting under way on $55 million of projects on Cape Cod and Martha's Vineyard
- Completion expected in late 2020


ELECTRIC
VEHICLE
PARKING

EV Infrastructure:

- Executing on $45 million effort to build 3,000 new charging ports
- Three-year build-out



Grid Modernization:

- Approved $133 million in grid facing investments in visibility and automation
- New 2021-2023 plan due to DPU by mid-2020

Sources of Funds to Execute Our Five-Year Plan

- Operating cash flows
- New debt financings
- Approximately $2 billion of new equity
- Using $100 million/year of Treasury shares to fund dividend reinvestment and employee stock plans

We expect our core business to grow EPS around the midpoint of our 5-7% CAGR through 2023, inclusive of the new equity and debt financings noted above

We Continue to Meet or Exceed Our Commitments to Investors

Our Commitments:	*Results Delivered:*	
1. Exceed industry EPS and dividend growth	Seven-year average EPS and dividend growth of 6.1% and 7.5%, respectively, through 2018. Growth driven by robust regulated Cap Ex program and effective cost control	✓
2. Reduce spending – Target 3-4%/yr.	Six-year average O&M reduction 3%-4%/yr. through 2018 (~ $275M)	✓
3. Maintain strong financial condition	"A+" credit rating is the best in industry	✓
4. Deliver top-tier service quality and reliability	Reliability and safety metrics significantly improved since 2012 – top quartile	✓
5. Continue to grow our transmission, natural gas and water businesses	Transmission portfolio continues to grow; natural gas and water investments accelerating	✓
6. Address environmental, social and governance strengths	Achieving top-quartile rating from sustainability raters	✓

APPENDIX

Projected Transmission Capital Expenditures



$1,200
$1,000
$800
$600
$400
$200
$0
$ in Millions
$856
$119
$399
$338
$889
$155
$302
$432
$994
$194
$334
$466
$987
$164
$431
$392
$746
$133
$434
$179
$573
$116
$309
$148
$548
$120
$293
$135
$491
$123
$244
$124
2016A
2017A
2018A
2019E
2020E
2021E
2022E
2023E
Other concepts under development
CL&P
NSTAR Electric
PSNH

Transmission Rate Base Growth Projections



$ in Millions
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,534
$709
$2,305
$2,520
2016A
$5,983
$765
$2,507
$2,711
2017A
$6,660
$920
$2,690
$3,050
2018E
$7,230
$1,040
$2,940
$3,250
2019E
$7,680
$1,170
$3,160
$3,350
2020E
$8,020
$1,200
$3,480
$3,340
2021E
$8,260
$1,270
$3,650
$3,340
2022E
$8,400
$1,350
$3,770
$3,280
2023E
CL&P
NSTAR Electric
PSNH

EVERSOURCE ENERGY

Status of Grid Modernization and Advanced Metering Infrastructure (AMI) in Massachusetts and Connecticut

Massachusetts (D.P.U. 15-122)

- May 2018 decision approved $133 million in grid facing investments in visibility and automation through 2020
- Next three-year plan will be filed in 2020
- In its 15-122 decision, the DPU affirmed support for advanced metering functionality and stated expectation for new proceeding into "customer facing" technologies

Connecticut (Docket # 17-12-03)

- PURA currently reviewing distribution company planning and grid modernization
- Topics include foundational investments in grid edge visibility, forecasting and communications as well as integration of advanced technologies
- Briefing in late 2018
- Awaiting draft decision as of February 20, 2019

Status of Northern Pass



Des Cantons
Deerfield
Quebec
Vermont
New Hampshire
Maine
Des Cantons to NH
Underground Northern Pass Route
Overhead Northern Pass Route
Substation
Converter Terminal
Length of Line in Quebec: 75 kilometers
Length of Line in NH: 192 miles

Regulatory Hurdles Cleared:

New Hampshire

- Departments of Environmental Services and Transportation
- NHPUC authorization to commence business as a public utility and to cross public lands and waters
- NHPUC approval of PSNH – NPT lease settlement

Federal

- DOE Presidential Permit, final EIS, final Record of Decision
- USFS final Record of Decision (special use permit pending)

Canadian

- Quebec Provincial Permit
- Canadian National Energy Board

Remaining Permits for Construction:

- NHSEC permit denied on 2/1/18; NPT appeal now before NH Supreme Court
- Army Corps of Engineers (post-NHSEC decision)

EVERSOURCE ENERGY

Summary of ADIT-Related Regulatory Activity

Eversource Utility & Jurisdiction	Excess ADIT Refund Timing	Effective Date of New Tax Rate Reflected in Rates	1/1/2018 Change in Tax Rate Prior to Effective Date of New Rates
Connecticut			
CL&P	Refunds will be incorporated into May 1, 2019 distribution rate change	May 1, 2018	January 1, 2018 through April 30, 2018 fully refunded to customers as of December 31, 2018
Yankee Gas	Refunds began to be reflected in rates effective November 15, 2018	November 15, 2018	January 1, 2018 through November 14, 2018 began to be refunded to customers beginning November 15, 2018
Massachusetts			
NSTAR Electric	Refunds began to be reflected in rates effective January 1, 2019	February 1, 2018	Refunds not required for the period January 1, 2018 to January 31, 2018
NSTAR Gas	Refunds began to be reflected in rates effective February 1, 2019	July 1, 2018	Refunds not required for the period January 1, 2018 to June 30, 2018
New Hampshire			
PSNH	Refunds will be addressed as part of the next distribution rate case filing	No later than July 1, 2019	January 1, 2018 through effective date of next of next rate change will be refunded to customers
Transmission			
CL&P, NSTAR Electric & PSNH	Refunds will be made based on expected guidance from FERC	January 1, 2018	Effective January 1, 2018 for local transmission service, and effective June 1, 2018 for regional transmission service, rates reflected the reduced federal corporate income tax rate

More Than $1 Billion of Higher Cost Debt Matures Through 2020

2019 Maturities

Issuer	Size (in millions)	Rate	Maturity
CL&P	$250	5.50%	2/1/19
Yankee Gas	$50	5.26%	11/1/19
ES Parent	$350	4.50%	11/15/19
PSNH	$150	4.50%	12/1/19

2020 Maturities

Issuer	Size (in millions)	Rate	Maturity
NSTAR Gas	$125	4.46%	1/1/20
NSTAR Electric	$95	5.10%	3/1/20
Yankee Gas	$50	4.87%	4/1/20
NSTAR Gas	$25	9.95%	12/1/20